LORD ABBETT DEVELOPING GROWTH FUND

Supplement dated October 28, 2011

to the Prospectus dated December 1, 2010

This supplement supersedes and replaces the supplement to the prospectus dated June 15, 2011 and February 2, 2011.

Effective at the close of business on January 15, 2012 (the “Effective Date”), Lord Abbett Developing Growth Fund (the “Fund”) will not be available for purchase by new investors, except as stated below. The Fund will continue to be available for purchase only by the following categories of eligible investors:

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Existing Shareholders of the Fund. Existing shareholders of the Fund may add to their accounts with additional purchases of Fund shares. Any shareholder who has completely redeemed their shares and who otherwise qualifies under the reinvestment privilege is deemed to be an existing shareholder for purposes of determining eligibility to invest in the Fund.

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Institutional Investors. The following institutional investors may purchase shares of the Fund, provided that the investor is otherwise eligible to purchase Class I shares: charitable trusts, endowments; defined benefit plans; foundations; general accounts of companies, including hospitals and financial institutions (such as banks or insurance companies); health and welfare plans; and Taft-Hartley plans.

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Retirement and Benefit Plans. Retirement and benefit plans currently offering the Fund as an investment option to the plans’ participants may purchase shares of the Fund for the benefit of new participants. Retirement and benefit plans that, as of the Effective Date, do not offer the Fund as an investment option to participants are not eligible to invest in the Fund. Notwithstanding the foregoing, the Fund may accept purchases by new retirement and benefit plans if the retirement and benefit plan submitted a proposal to invest in the Fund prior to the Effective Date. Such proposals include a proposal submitted by or on behalf of a retirement and benefit plan and submitted through a financial intermediary that was authorized to accept purchase orders on behalf of the Fund prior to the Effective Date, provided that the financial intermediary submitted the proposal prior to the Effective Date.

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Certain Discretionary Mutual Fund Advisory (Wrap) Programs. Certain sponsors of fee-based, discretionary mutual fund advisory (wrap) programs that have entered into a special arrangement with the Fund or Lord Abbett Distributor LLC specifically for the purchase of Fund shares and that are identified in the Fund’s SAI as “Specified Intermediaries” will be eligible to purchase shares of the Fund for existing and new participants in the Specified Intermediaries’ discretionary mutual fund advisory programs, as designed in the Fund’s SAI.

•	Lord Abbett-Sponsored Fund-of-Funds. Each Lord Abbett-sponsored fund-of-funds may purchase shares of the Fund.

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Partners and Employees of Lord Abbett. Directors or trustees of Lord Abbett-sponsored Funds and partners and employees of Lord Abbett (including retired persons who formerly held such positions and family members of such persons) may purchase shares of the Fund.

Investors should note, however, that the Fund reserves the right to refuse any purchase order that Lord Abbett believes might disrupt the efficient management of the Fund and reserves the right to further limit the availability of the Fund. Any investor seeking to purchase more than $10 million of shares of the Fund should contact Lord Abbett for approval prior to submitting the purchase order for Fund shares.

Please retain this document for your future reference.